UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 14, 2007

ICONIX BRAND GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-10593	11-2481903
(State or Other	(Commission	(IRS Employer
Jurisdiction of	File Number)	Identification No.)
Incorporation)

1450 Broadway, New York, NY	10018
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code	(212) 730-0030

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On June 14, 2007, Iconix Brand Group, Inc. (the “Company”) entered into a purchase agreement (the “Purchase Agreement”) under which it agreed to sell to Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”) and Lehman Brothers Inc. (“Lehman Brothers”) (together, the “Initial Purchasers”), and the Initial Purchasers agreed to purchase from the Company, $250.0 million principal amount of the Company’s 1.875% Convertible Senior Subordinated Notes due 2012 (the “Notes”). The Purchase Agreement also granted to the Initial Purchasers an over-allotment option to purchase up to an additional $37.5 million aggregate principal amount of Notes.

The Initial Purchasers subsequently exercised their over-allotment option in full and the closing of the sale of $287.5 million principal amount of Notes occurred on June 20, 2007. The net proceeds from the offering, after deducting the Initial Purchasers’ discount and the estimated offering expenses payable by the Company, are expected to be approximately $280.0 million.

The Notes and the shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), issuable in certain circumstances upon conversion of the Notes have not been registered under the Securities Act of 1933, as amended (the “Securities Act”). The Company offered and sold the Notes to the Initial Purchasers in reliance on the exemption from registration provided by Section 4(2) of the Securities Act. The Initial Purchasers then sold the Notes to qualified institutional buyers pursuant to the exemption from registration provided by Rule 144A under the Securities Act. The Company relied on these exemptions from registration based in part on representations made by the Initial Purchasers in the Purchase Agreement. A copy of the form of Purchase Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference; the description of the Purchase Agreement in this report is a summary and is qualified in its entirety by the terms of the Purchase Agreement.

The Notes are governed by an indenture, dated as of June 20, 2007 (the “Indenture”), between the Company and Bank of New York, as trustee (the “Trustee”). A copy of the Indenture is attached hereto as Exhibit 4.1 and is incorporated herein by reference; the description of the Indenture in this report is a summary and is qualified in its entirety by the terms of the Indenture.

The Notes will be convertible into cash and, if applicable, shares of Common Stock based on a conversion rate of 36.2845 shares of Common Stock, subject to customary adjustments, per $1,000 principal amount of Notes (which is equal to an initial conversion price of approximately $27.56 per share) only under the following circumstances: (1) during any fiscal quarter beginning after September 30, 2007 (and only during such fiscal quarter), if the closing price of the Common Stock for at least 20 trading days in the 30 consecutive trading days ending on the last trading day of the immediately preceding fiscal quarter is more than 130% of the conversion price per share, which is $1,000 divided by the then applicable conversion rate; (2) during the five business day period immediately following any five consecutive trading day period in which the trading price per $1,000 principal amount of Notes for each day of that period was less than 98% of the product of (a) the closing price of the Common Stock for each day in that period and (b) the conversion rate per $1,000 principal amount of Notes; (3) if specified distributions to holders of the Common Stock are made, as set forth in the Indenture; (4) if a “change of control” or other “fundamental change,” each as defined in the Indenture, occurs; (5) if the Company chooses to redeem the Notes upon the occurrence of a “specified accounting change,” as defined in the Indenture; and (6) during the last month prior to maturity of the Notes. Upon conversion, a holder will receive an amount in cash equal to the lesser of (a) the principal amount of the Note or (b) the conversion value, determined in the manner set forth in the Indenture. If the conversion value exceeds the principal amount of the Note on the conversion date, the Company will also deliver, at its election, cash or Common Stock or a combination of cash and Common Stock for the conversion value in excess of $1,000.

The Notes will bear interest at a rate of 1.875% per year, payable semiannually in arrears in cash on June 30 and December 31 of each year, beginning on December 31, 2007.

In the event of a change of control or other fundamental change, the holders of the Notes may require the Company to purchase all or a portion of their Notes at a purchase price equal to 100% of the principal amount of Notes, plus accrued and unpaid interest, if any. If a specified accounting change occurs, the Company may, at its option, redeem the Notes in whole for cash, at a price equal to 102% of the principal amount of the Notes, plus accrued and unpaid interest, if any. Holders of the Notes who convert their Notes in connection with a fundamental change or in connection with a redemption upon the occurrence of a specified accounting change may be entitled to a make-whole premium in the form of an increase in the conversion rate.

The Notes rank junior in right of payment to all of the Company’s existing and future secured senior indebtedness, equal in right of payment to all of its existing and future unsecured senior indebtedness and senior in right of payment to all of its existing and future subordinated indebtedness. The Notes are also effectively subordinated in right of payment to the obligations of all of the Company’s subsidiaries, including both their secured and unsecured obligations.

In connection with the sale of the Notes, the Company entered into a registration rights agreement, dated as of June 20, 2007, with the Initial Purchasers (the “Registration Rights Agreement”). Under the Registration Rights Agreement, the Company has agreed to file a shelf registration statement covering resales by holders of the Notes and any Common Stock issuable upon conversion of such Notes (subject to certain conditions specified in the Registration Rights Agreement) no later than 90 days after the original issuance of the Notes and to use its commercially reasonable efforts to cause such registration to become effective as promptly as practicable, but in no event later than 180 days after filing such registration statement. In addition, the Company will use its commercially reasonable efforts to keep the registration statement effective until the earlier of (i) the date which is two years from the original issuance of the Notes or (ii) the date on which all securities covered by the registration statement are no longer registrable securities. If the Company fails to comply with any of the foregoing requirements, then, in each case, it will be required to pay additional interest to the holders of the Notes. A copy of the Registration Rights Agreement is attached hereto as Exhibit 4.2 and is incorporated herein by reference; the description of the Registration Rights Agreement in this report is a summary and is qualified in its entirety by the terms of the Registration Rights Agreement.

In connection with the sale of the Notes, the Company entered into a convertible note hedge with respect to its Common Stock with each of Merrill Lynch International (“MLI”) and Lehman Brothers OTC Derivatives Inc. (“Lehman OTC,” and together with MLI, the “Counterparties”). Pursuant to the agreements governing these convertible note hedges, which were originally dated June 14, 2007 and subsequently amended and restated in their entirety on June 19, 2007 (the “Convertible Note Hedge Agreements”), the Company has purchased call options (the “Purchased Call Options”) from the Counterparties covering up to approximately 10.4 million shares of Common Stock. These convertible note hedges are designed to offset the Company’s exposure to potential dilution upon conversion of the Notes in the event that the market value per share of the Common Stock at the time of exercise is greater than the strike price of the Purchase Call Options (which strike price corresponds to the initial conversion price of the Notes and is simultaneously subject to certain customary adjustments). On June 20, 2007, the Company paid an aggregate amount of approximately $76.3 million of the proceeds from the sale of the Notes for the Purchased Call Options. MLI’s performance under its Convertible Note Hedge Agreement with the Company is guaranteed by Merrill Lynch & Co., Inc., and Lehman OTC’s performance under its Convertible Note Hedge Agreement with the Company is guaranteed by Lehman Brothers. A copy of the Convertible Note Hedge Agreements with MLI and Lehman OTC are attached hereto as Exhibit 10.2 and Exhibit 10.3, respectively, and are incorporated herein by reference; the description of the Convertible Note Hedge Agreements and the Purchased Call Options in this report is a summary and is qualified in its entirety by the terms of the Convertible Note Hedge Agreements.

The Company also entered into separate warrant transactions with the Counterparties whereby the Company, pursuant to the agreements governing these warrant transactions, which were originally dated June 14, 2007 and subsequently amended and restated in their entirety on June 19, 2007 (the “Warrant Transaction Agreements”), has sold to the Counterparties warrants (the “Sold Warrants”) to acquire up to 10.4 million shares of Common Stock, at a strike price of $42.40 per share of Common Stock. The Sold Warrants will become exercisable on September 28, 2012 and will expire by the end of 2012. The Company received aggregate proceeds of approximately $37.5 million from the sale of the Sold Warrants on June 20, 2007. MLI’s performance under its Warrant Transaction Agreement with the Company is guaranteed by Merrill Lynch & Co., Inc., and Lehman OTC’s performance under its Warrant Transaction Agreement with the Company is guaranteed by Lehman Brothers. A copy of the Warrant Transaction Agreements with MLI and Lehman OTC are attached hereto as Exhibit 10.4 and Exhibit 10.5, respectively, and are incorporated herein by reference; the description of the Warrant Transaction Agreements and the Sold Warrants in this report is a summary and is qualified in its entirety by the terms of the Warrant Transaction Agreements.

The convertible note hedge transactions and the warrant transactions are separate transactions, entered into by the Company with the Counterparties, are not part of the terms of the Notes and will not affect the holders’ rights under the Notes. In addition, holders of the Notes will not have any rights with respect to the Purchased Call Options or the Sold Warrants.

If the market value per share of the Common Stock at the time of conversion of the Notes is above the strike price of the Purchased Call Options, the Purchased Call Options entitle the Company to receive from the Counterparties net shares of Common Stock, cash or a combination of shares of Common Stock and cash, depending on the consideration paid on the underlying Notes, based on the excess of the then current market price of the Common Stock over the strike price of the Purchased Call Options. Additionally, if the market price of the Common Stock at the time of exercise of the Sold Warrants exceeds the strike price of the Sold Warrants, the Company will owe the Counterparties net shares of Common Stock or cash, not offset by the Purchased Call Options, in an amount based on the excess of the then current market price of the Common Stock over the strike price of the Sold Warrants.

These transactions will generally have the effect of increasing the conversion price of the Notes to $42.40 per share of Common Stock, representing a 100% percent premium based on the last reported sale price of $21.20 per share on June 14, 2007.

The Sold Warrants and the underlying Common Stock issuable upon exercise of the Sold Warrants have not been registered under the Securities Act, and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements. This report on Form 8-K does not constitute an offer to sell, or a solicitation of an offer to buy, any security and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offering would be unlawful.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

As disclosed in Item 1.01 above, on June 20, 2007, the Company issued $287.5 million principal amount of the Notes. The Company offered and sold the Notes to the Initial Purchasers in reliance on the exemption from registration provided by Section 4(2) of the Securities Act. The Initial Purchasers then sold the Notes to qualified institutional buyers pursuant to the exemption from registration provided by Rule 144A under the Securities Act. The Notes will bear interest at a rate of 1.875% per year, payable semiannually in arrears in cash on June 30 and December 31 of each year, beginning on December 31, 2007. The Notes will mature on June 30, 2012.

In the event of a change of control or other fundamental change, the holders of the Notes may require the Company to purchase all or a portion of their Notes at a purchase price equal to 100% of the principal amount of Notes, plus accrued and unpaid interest, if any. If a specified accounting change occurs, the Company may, at its option, redeem the Notes in whole for cash, at a price equal to 102% of the principal amount of the Notes plus accrued and unpaid interest, if any. Holders of the Notes who convert their Notes in connection with a fundamental change or in connection with a redemption upon the occurrence of a specified accounting change may be entitled to a make-whole premium in the form of an increase in the conversion rate, in each case, determined in the applicable manner set forth in the Indenture.

The Notes and the underlying Common Stock issuable upon conversion of the Notes have not been registered under the Securities Act, and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. This report on Form 8-K does not constitute an offer to sell, or a solicitation of an offer to buy, any security and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offering would be unlawful.

Additional terms and conditions are contained in Item 1.01 and are incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

The Company issued and sold to the Initial Purchasers $287.5 million aggregate principal amount of Notes on June 20, 2007 (after exercise by the Initial Purchasers of their over-allotment option). The net proceeds to the Company after deducting the Initial Purchasers’ discount and estimated offering expenses are estimated to be approximately $280.0 million. The Initial Purchasers received an aggregate commission of $6.5 million in connection with the offering of the Notes.

The Company entered into a Warrant Transaction Agreement with each of the Counterparties on June 14, 2007 which were subsequently amended and restated as of June 19, 2007, pursuant to which, in reliance on the exemption from registration provided by Section 4(2) of the Securities Act, the Company issued Sold Warrants to the Counterparties to acquire up to the number of shares equal to the maximum number of shares of Common Stock which may be issued in connection with the conversion of the Notes, at a strike price of $42.40 per share of Common Stock. The Company received aggregate proceeds of approximately $37.5 million from the sale of the Sold Warrants on June 20, 2007.

None of the Notes, the Sold Warrants, or the underlying Common Stock issuable upon conversion of the Notes or the Sold Warrants has been registered under the Securities Act, and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. This report on Form 8-K does not constitute an offer to sell, or a solicitation of an offer to buy, any security and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offering would be unlawful.

Additional information pertaining to the Notes and the Sold Warrants is contained in Item 1.01 and is incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.

Exhibit 4.1	Indenture, dated June 20, 2007, between Iconix Brand Group, Inc. and The Bank of New York.

Exhibit 4.2	Registration Rights Agreement, dated June 20, 2007, among Iconix Brand Group, Inc., Merrill Lynch Pierce, Fenner & Smith, Incorporated & Lehman Brothers Inc.

Exhibit 10.1	Purchase Agreement, dated June 14, 2007, by and among Iconix Brand Group, Inc, Merrill Lynch Pierce, Fenner & Smith, Incorporated & Lehman Brothers Inc.

Exhibit 10.2
Letter Agreement Confirming OTC Convertible Note Hedge, dated June 19, 2007, among Iconix Brand Group, Inc., Merrill Lynch International and, solely in its capacity as agent thereunder, Merrill Lynch, Pierce, Fenner & Smith Incorporated.

Exhibit 10.3
Letter Agreement, Confirming OTC Convertible Note Hedge, dated June 19, 2007, among Iconix Brand Group, Inc., Lehman Brothers OTC Derivatives Inc. and, solely in its capacity as agent thereunder, Lehman Brothers.

Exhibit 10.4
Letter Agreement, Confirming OTC Warrant Transaction, dated June 19, 2007, among Iconix Brand Group, Inc., Merrill Lynch International and, solely in its capacity as agent thereunder, Merrill Lynch, Pierce, Fenner & Smith Incorporated.

Exhibit 10.5
Letter Agreement, Confirming OTC Warrant Transaction, dated June 19, 2007, among Iconix Brand Group, Inc., Lehman Brothers OTC Derivatives Inc. and, solely in its capacity as agent thereunder, Lehman Brothers.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ICONIX BRAND GROUP, INC. (Registrant)

By:	/s/ Warren Clamen
Warren Clamen
Chief Financial Officer

Date: June 20, 2007

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

Exhibit 4.1	Indenture, dated June 20, 2007, between Iconix Brand Group, Inc. and The Bank of New York.

Exhibit 4.2	Registration Rights Agreement, dated June 20, 2007, among Iconix Brand Group, Inc., Merrill Lynch Pierce, Fenner & Smith, Incorporated & Lehman Brothers Inc.

Exhibit 10.1	Purchase Agreement, dated June 14, 2007, by and among Iconix Brand Group, Inc,. Notes, Merrill Lynch Pierce, Fenner & Smith, Incorporated & Lehman Brothers Inc.

Exhibit 10.2
Letter Agreement Confirming OTC Convertible Note Hedge, dated June 19, 2007, among Iconix Brand Group, Inc., Merrill Lynch International and, solely in its capacity as agent thereunder, Merrill Lynch, Pierce, Fenner & Smith Incorporated.

Exhibit 10.3
Letter Agreement, Confirming OTC Convertible Note Hedge, dated June 19, 2007, among Iconix Brand Group, Inc., Lehman Brothers OTC Derivatives Inc. and, solely in its capacity as agent thereunder, Lehman Brothers.

Exhibit 10.4
Letter Agreement, Confirming OTC Warrant Transaction, dated June 19, 2007, among Iconix Brand Group, Inc., Merrill Lynch International and, solely in its capacity as agent thereunder, Merrill Lynch, Pierce, Fenner & Smith Incorporated.

Exhibit 10.5
Letter Agreement, Confirming OTC Warrant Transaction, dated June 19, 2007, among Iconix Brand Group, Inc., Lehman Brothers OTC Derivatives Inc. and, solely in its capacity as agent thereunder, Lehman Brothers.